Exhibit 99.1

September 22, 2015

General Motors Financial Company, Inc.

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by General Motors Financial Company, Inc. (“GMF” or the “Company”) and Barclays Capital Inc., BNP Paribas Securities Corp., Deutsche Bank Securities Inc. and RBC Capital Markets, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to a portfolio of automobile leases in connection with the proposed offering of GM Financial Automobile Leasing Trust 2015-3 Asset-Backed Notes (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 2, 2015, representatives of the Company provided us with a computer-generated automobile lease data file and related record layout containing, as represented to us by the Company, data as of the close of business September 1, 2015, with respect to 43,325 automobile leases (the “Initial Statistical Lease File”). At your instruction, we removed automobile lease number 43259 from the Initial Statistical Lease File. The Initial Statistical Lease File, as adjusted, is hereinafter referred to as the “Statistical Lease File.”

Further, at your instruction, we randomly selected 200 automobile lease contracts (the “Sample Contracts”) from the Statistical Lease File and performed certain comparisons and recomputations for each of the Sample Contracts relating to the automobile lease characteristics (the “Characteristics”) set forth on the Statistical Lease File and indicated below.

Characteristics

1.	Vehicle identification number (“VIN”)
2.	Maturity date
3.	Original term to maturity
4.	Monthly P&I payment
5.	Model type (new/used)
6.	Vehicle make
7.	Vehicle model
8.	Vehicle year
9.	State
10.	Contract residual
11.	Contract date
12.	Lease commencement date
13.	Remaining term to maturity
14.	FICO score
15.	Contract rate

We compared Characteristics 1. through 10. (as set forth on the Statistical Lease File) to the corresponding information set forth on or derived from the “Lease Agreement” and to the Company’s “Servicing System.”

We compared Characteristic 11. (as set forth on the Statistical Lease File) to the corresponding information set forth on or derived from the Lease Agreement.

We compared Characteristics 12. and 13. (as set forth on the Statistical Lease File) to the corresponding information set forth on or derived from the Servicing System.

Using methodologies provided to us by representatives of the Company, we compared Characteristics 14. and 15. (as set forth on or derived from the Statistical Lease File) to the corresponding information set forth on the Servicing System or one of the Company’s originating systems (collectively, the “Loan Origination System”).

Further, we compared Characteristic 1. (as set forth on the Statistical Lease File) to the Title Certificate, Application for Title or Guaranty of Title, Notice of Lien, Notice of Security Interest, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Notice of Security Interest Filing, Lien Receipt, Notice of Lien Filing, Electronic Verification of Title or other related correspondence (collectively, the “Title Certificate”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 2. and 11., differences of one day are noted to be in agreement;

•	with respect to Characteristic 5., a model type of “demo,” as set forth on the Lease Agreement, is noted to be in agreement with “new,” as set forth on the Statistical Lease File;

•	with respect to Characteristic 7., a vehicle model of “ESV,” as set forth on the Lease Agreement, is noted to be in agreement with a vehicle model of “Escalade 2WD,” as set forth on the Statistical Lease File; and

•	with respect to our comparison of Characteristic 15., differences of 0.00105% or less are noted to be in agreement.

In addition to the procedures described above, for each of the Sample Contracts, we looked for the existence of or noted the following:

•	a Title Certificate (as defined above);

•	a security interest of the Company or ACAR Leasing Ltd. (or d/b/a) is indicated on a Title Certificate;

•	a Credit Application or an Application for Financing (collectively, the “Application”);

•	a Credit Bureau Report Summary set forth on the Servicing System;

•	a Consumer Leasing Disclosure Statement; and

•	an Agreement to Provide Insurance, Binder of Insurance, Confirmation of Accidental Physical Damage Insurance, Supplemental Provision, Agreement to Furnish Insurance, Supplemental Provision, Property Insurance Disclosure, Notice of Requirement to Provide Insurance, Insurance Verification Form or Insurance Coverage Acknowledgement (collectively, the “Agreement to Provide Insurance”).

The automobile lease documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company are collectively referred to hereinafter as the “Lease Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents. In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Lease File were found to be in agreement with the above mentioned Lease Documents, except as set forth on the attached Appendix A. Supplemental information is contained on Appendix B.

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile lease contracts underlying the Statistical Lease File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Lease File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 22, 2015.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	Six differences in monthly P&I payment

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures

issued by Deloitte & Touche LLP dated September 22, 2015

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Lease File	Characteristic set forth on the Lease Agreement
1	4131	Monthly P&I payment	$470.54	$470.53
1	9759	Monthly P&I payment	$252.37	$251.55
1	13711	Monthly P&I payment	$422.84	$422.85
1	20044	Monthly P&I payment	$937.75	$938.37
1	20089	Monthly P&I payment	$324.35	$324.34
1	21894	Monthly P&I payment	$710.81	$710.82

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.